BRANDYWINE ADVISORS FUND

Supplement dated October 31, 2001 to
Prospectus dated October 31, 2000

      The following discussion supplements the discussion under the caption "MANAGEMENT OF THE FUNDS" on pages 3 through 4 of the Prospectus:

      On October 24, 2001, the shareholders of Brandywine Advisors Fund approved a new investment advisory agreement for the Fund. The new investment advisory agreement took effect on October 31, 2001 when Affiliated Managers Group, Inc. ("AMG") made a majority investment in Friess Associates, LLC ("Friess") (formerly Friess Associates, Inc.) and became its managing member. The new investment advisory agreement contains substantially the same terms and conditions, including compensation rate, as the former investment advisory agreement for the Fund except that under the new advisory agreement Friess may delegate some or all of its advisory responsibilities to one or more persons or companies pursuant to a sub-advisory agreement.

      All investment decisions for Brandywine Advisors Fund are made by a team of Friess' investment professionals, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Friess management team to whom they may delegate the authority.

      On October 24, 2001, the shareholders of Brandywine Advisors Fund also approved a sub-advisory agreement with Friess and Friess Associates of Delaware, LLC ("Friess Delaware") for the Fund. The sub-advisory agreement took effect on October 31, 2001. Under the sub-advisory agreement, Friess Delaware is responsible for managing the investment and reinvestment of the Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by Friess. For its services to the Fund, Friess, not the Fund, pays Friess Delaware a monthly fee based on the monthly expenses of Friess Delaware plus an amount equal to 10% of the monthly expenses of Friess Delaware in connection with providing such services to the Fund.

      Friess Delaware is a Securities and Exchange Commission registered investment adviser providing investment advice to institutions and individuals. Friess Delaware is located at 3711 Kennett Pike, P.O. Box 4166, Greenville, Delaware 19807. All investment decisions are made by a team of Friess Delaware's investment professionals, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Friess Delaware management team to whom they may delegate the authority.

      Shareholders who have questions concerning Brandywine Advisors Fund should call 1-877-636-6460 or write to:

         Brandywine Advisors Fund
         3711 Kennett Pike
         P.O. Box 4166
         Greenville, Delaware  19807